UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2006

CITIGROUP MORTGAGE LOAN TRUST INC.

(as depositor under the Pooling and Servicing Agreement,
dated as of August 1, 2006, providing for the issuance of
Citigroup Mortgage Loan Trust Inc.
ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2006-WFHE2)

Citigroup Mortgage Loan Trust Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-131136	01-0791848
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

390 Greenwich Street New York, New York (Address of Principal Executive Offices)		10013 (Zip Code)

Registrant's telephone number, including area code: (212) 816-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2- Completion of Acquisition of Disposition of Assets

Item 2.01  Acquisition or Disposition of Assets

This 8-K/A has, as attached, the final Pooling and Servicing Agreement for the transaction referenced herein and supersedes the Pooling and Servicing Agreement filed earlier under Form 8-K on September 18, 2006.

Description of the Certificates and the Mortgage Pool

On August 30, 2006, a single series of certificates, entitled Citigroup Mortgage Loan Trust 2006-HE1, Asset-Backed Pass-Through Certificates, Series 2006-WFHE2 (the “Certificates”), were issued pursuant to a pooling and servicing agreement, dated as of August 1, 2006 (the “Agreement”), attached hereto as Exhibit 4.1, among the Citigroup Mortgage Loan Trust Inc. (the “Depositor”), Wells Fargo Bank, N.A. (the “Servicer”), Citibank, N.A. (the “Trust Administrator”) and U.S. Bank National Association, as trustee (including its successors in interest and any successor trustees under the Pooling Agreement, the “Trustee”). The Certificates consist of nineteen classes of certificates (collectively, the “Certificates”), designated as the “Class A-1 Certificates,” the “Class A-2A Certificates,” the “Class A-2B Certificates,” the “Class A-3 Certificates,” the “Class M-1 Certificates,” the “Class M-2 Certificates,” the “Class M-3 Certificates,” the “Class M-4 Certificates,” the “Class M-5 Certificates,” the “Class M-6 Certificates,” the “Class M-7 Certificates,” the “Class M-8 Certificates,” the “Class M-9 Certificates,” the “Class M-10 Certificates,” the “Class M-11 Certificates,” the “Class CE Certificates,” the “Class P Certificates,” the “Class R Certificates” and the “Class R-X Certificates”. The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”), consisting primarily of a segregated pool (the “Mortgage Pool”) of conventional, one- to four-family, fixed-rate and adjustable-rate first lien and second lien mortgage loans having original terms to maturity up to 30 years (the “Mortgage Loans”). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of approximately $972,165,967.51 as of August 1, 2006 (the “Cut-off Date”). The Mortgage Loans were purchased pursuant to the Assignment and Recognition Agreement, dated August 10, 2006 (the “Assignment and Recognition Agreement”), among the Seller, the Depositor and Wells Fargo Bank, N.A. The Offered Certificates were sold by the Depositor to Citigroup Global Markets Inc. (in such capacity, the “Representative”), pursuant to an Underwriting Agreement, attached here as Exhibit 1.1, dated August 10, 2006, between the Depositor and the Representative.

The Class CE Certificates and the Class P Certificates were delivered by the Depositor to the Seller as partial consideration for the mortgage loans constituting the pool assets and such transaction is exempt from registration under the Securities Act of 1933, as amended pursuant to Section 4(2) of that Act. The Class R Certificates and the Class R-X Certificates were retained by Citigroup Global Markets Inc.

The Certificates have the following Initial Certificate Principal Balances, Pass-Through Rates and Ratings:

Class	Initial Certificate Principal Balance(1)	Pass-Through Rate	Ratings
			DBRS	Moody’s	S&P
Class A-1	$390,206,000.00	Variable(2)	AAA	Aaa	AAA
Class A-2A	$212,725,000.00	Variable(2)	AAA	Aaa	AAA
Class A-2B	$141,817,000.00	Variable(2)	AAA	Aaa	AAA
Class A-3	$ 23,749,000.00	Variable(2)	AAA	Aaa	AAA
Class M-1	$ 37,914,000.00	Variable(2)	AA (high)	Aa1	AA+
Class M-2	$ 37,428,000.00	Variable(2)	AA	Aa2	AA
Class M-3	$ 17,499,000.00	Variable(2)	AA (low)	Aa3	AA-
Class M-4	$ 16,527,000.00	Variable(2)	A (high)	A1	A+
Class M-5	$ 15,069,000.00	Variable(2)	A (high)	A2	A
Class M-6	$ 9,236,000.00	Variable(2)	A	A3	A-
Class M-7	$ 10,694,000.00	Variable(2)	A (low)	Baa1	BBB+
Class M-8	$ 8,749,000.00	Variable(2)	BBB (high)	Baa1	BBB
Class M-9	$ 11,666,000.00	Variable(2)	BBB	Baa2	BBB-
Class M-10	$ 11,666,000.00	Variable(2)	BBB	Baa3	BB+
Class M-11	$ 11,666,000.00	Variable(2)	BBB (low)	Ba2	BB
Class CE Interest	$ 15,554,867.51	Variable (3)	NR	NR	NR
Class P	$100.00	N/A	NR	NR	NR
Class R	100% Interest	N/A	NR	NR	NR
Class R-X	100% Interest	N/A	NR	NR	NR
(1) Approximate.
(2) Calculated as described in the Prospectus Supplement.
(3) Calculated as set forth in the Pooling and Servicing Agreement.

The Certificates (other than the Class CE Certificates, Class P Certificates, Class R Certificates and Class R-X Certificates) and the Mortgage Loans are more particularly described in the Prospectus, dated June 29, 2006, and the Prospectus Supplement, dated August 10, 2006, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Section 9- Financial Statements and Exhibits

Item 9.01                Financial Statements and Exhibits

                (a)           Not applicable

                        (b)           Not applicable

(c)	Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of August 10, 2006 by and between the Depositor and the Representative, relating to the Series 2006-WFHE2 Certificates.
4.1
Pooling and Servicing Agreement, dated as of August 1, 2006, by and among the Citigroup Mortgage Loan Trust Inc., Wells Fargo Bank, N.A. as Servicer, Citibank, N.A. as Trust Administrator and U.S. Bank National Association, as trustee, relating to the Series 2006-WFHE2 Certificates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 22, 2006

CITIGROUP MORTGAGE LOAN TRUST INC.

By: /s/ Matthew R. Bollo
Name:  Matthew R. Bollo
Title:    Vice President

Index to Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of August 10, 2006 by and between the Depositor and the Representative, relating to the Series 2006-WFHE2 Certificates.
4.1
Pooling and Servicing Agreement, dated as of August 1, 2006, by and among the Citigroup Mortgage Loan Trust Inc., Wells Fargo Bank, N.A. as Servicer, Citibank, N.A. as Trust Administrator and U.S. Bank National Association, as trustee, relating to the Series 2006-WFHE2 Certificates.